Exhibit 32
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
Gary J. Koester, President and Chief Executive Officer and Kevin R. Schramm, Vice President, Chief Financial Officer and Treasurer of Eagle Financial Bancorp, Inc. (the “Company”) each certify in their capacity as an officer of the Company that they have reviewed the annual report of the Company on Form 10-K for the fiscal year ended December 31, 2018 and that to the best of their knowledge:
(1)
the report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2)
the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

The purpose of this statement is solely to comply with Title 18, Chapter 63, Section 1350 of the United States Code, as amended by Section 906 of the Sarbanes-Oxley Act of 2002.
Date: March 27, 2019	/s/ Gary J. Koester Gary J. Koester President and Chief Executive Officer
Date: March 27, 2019	/s/ Kevin R. Schramm Kevin R. Schramm Vice President, Chief Financial Officer and Treasurer